UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2023

Healthwell Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Green Bay Rd, #227

Winnetka, IL 60093

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 230-9162

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock for $11.50 per share	HWELW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between July 22, 2023 and July 24, 2023, Healthwell Acquisition Corp. I, a Delaware corporation (the “Company” or “we”), and the Company’s sponsor, Healthwell Acquisition Corp. I Sponsor LLC (the “Sponsor”), entered into three voting and non-redemption agreements (the “Non-Redemption Agreements”) with certain unaffiliated third parties (each, a “Holder,” and collectively, the “Holders”) in exchange for the Holders agreeing either not to request redemption, or to reverse any previously submitted redemption demand, with respect to an aggregate of 2,297,247 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Shares”) sold in its initial public offering (the “IPO”) in connection with the special meeting in lieu of an annual meeting of stockholders of the Company to be held on July 26, 2023 at 10:30 a.m. Eastern Time (the “Meeting”). The Meeting is being held to, among other things, consider a proposal to amend to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate an initial business combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by the Company’s board of directors) (the “Extension Amendment”). In consideration of the Non-Redemption Agreements, the Sponsor has agreed to transfer to the Holders an aggregate of 91,890 Class A Shares for each month beginning on September 5, 2023 and continuing for each subsequent month thereafter (including partial months) until the consummation of the Company’s initial business combination (the “Monthly Shares”). The Monthly Shares will be issued to the Holders substantially concurrently with the closing of the Company’s initial business combination.

The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account established in connection with the IPO (the “Trust Account”) following the Meeting. Pursuant to the Non-Redemption Agreements, each Holder has also agreed to vote any Class A Shares held by it as of the record date for the Meeting in favor of the Extension Amendment at the Meeting and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

As of 5:00 p.m. Eastern Time on July 24, 2023 (the “Redemption Deadline”), the Company had received requests to redeem a total of 22,966,879 Class A Shares in connection with the Meeting, representing approximately 73.5% of the total Class A Shares outstanding prior to the Redemption Deadline. If all of the redemption requests received by Company as of the Redemption Deadline are satisfied by Company, 8,283,120 Class A Shares would be outstanding following the Meeting.

Stockholders may withdraw redemptions in connection with the Meeting at any time prior to the Meeting. Stockholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com

Forward-Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Extension Amendment, its expectation that the Non-Redemption Agreements will increase the amount remaining in the Trust Account following the Meeting, its ability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Extension Amendment and other proposals to be considered at the Meeting. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated July 3, 2023, as supplemented to date (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Amendment and the Meeting. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, e-mail: HWEL.info@investor.morrowsodali.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Voting and Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2023	Healthwell Acquisition Corp. I

	By:	/s/ Alyssa Rapp
		Name:	Alyssa Rapp
		Title:	Chief Executive Officer

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